Exhibit 99.1

Transformational Strategic Merger Forming Central California’s Preeminent Community Bank October 10, 2023 Investor Presentation

Disclaimer Forward Looking Statements This communication press release contains certain forward - looking information about Central Valley Bancshares (“CVCY”), Community West Bancshares (“CWBC”), and the combined company after the close of the merger and is intended to be covered by the safe harbor for “forward - looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward - looking statements. Such statements involve inherent risks, uncertainties, and contingencies, many of which are difficult to predict and are generally beyond the control of CVCY, CWBC and the combined company. CVCY and CWBC caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward - looking statements. In addition to factors previously disclosed in reports filed by CVCY and CWBC with the Securities and Exchange Commission (“SEC”), risks and uncertainties for each institution and the combined institution include, but are not limited to lower than expected revenues, credit quality deterioration or a reduction in real estate values could cause an increase in the provision for credit losses and allowance for credit losses and a reduction in net earnings, increased competitive pressure among depository institutions, the possibility that changes in the interest rate environment may reduce net interest margins, higher than anticipated operating expenses, the effectiveness of our risk management framework, asset/liability repricing risks and liquidity risks, the ability to complete the merger; government approval may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; approval by the shareholders of CVCY and CWBC may not be obtained; the successful integration of CWBC, or achieving expected beneficial synergies and/or operating efficiencies, in each case might not be obtained within expected time - frames or at all; the possibility that personnel changes/retention will not proceed as planned; and other risk factors described in documents filed by CVCY and CWBC with the SEC. All forward - looking statements included in this communication are based on information available at the time of the communication. Pro forma, projected and estimated numbers are used for illustrative purposes only and are not forecasts, and actual results may differ materially. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward - looking statements, whether as a result of new information, future events or otherwise except as required by law. Use of Non - GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non - GAAP financial measures include “Core Deposits” and “Tangible Common Equity Ratio.” CVCY believes that these non - GAAP financial measures provide both management and investors a more completed understanding of CVCY’s deposit profile and capital. These non - GAAP financial measures are supplemental and are not substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of “Core Deposits” and “Tangible Common Equity Ratio,” this presentation may not be comparable to other similarly titled measures as calculated by other companies. 2

Additional Information Additional Information In connection with the proposed merger CVCY intends to file a Registration Statement on Form S - 4 with the SEC that will include a joint proxy statement of CVCY and CWBC and a prospectus of CVCY as well as other relevant documents concerning the proposed transaction . The joint proxy statement will be distributed to the shareholders of CVCY and CWBC in connection with their vote on the proposed transaction . SHAREHOLDERS OF CVCY AND CWBC ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The joint proxy statement and prospectus and other relevant materials (when they become available), and any other documents filed by CVCY and CWBC with the SEC, may be obtained free of charge at CVCY’s website at www.cvcb.com under the tab “Investor Relations” and then under “SEC Filings” or at the SEC’s website at www.sec.gov. CVCY’s documents may also be obtained free of charge from CVCY by requesting them in writing to Central Valley Community Bancorp, 7100 N. Financial Drive, Suite 101, Fresno, California 93720; Attention: Shannon Livingston, or by telephone at (559) 298 - 1775. CWBC documents filed with the SEC may be obtained free of charge at CWBC’s website at www.communitywestbank.com or at the SEC’s website at www.sec.gov. Community West documents may also be obtained free of charge from CWBC by requesting them in writing to CWBC, 445 Pine Avenue, Goleta, California 93117, or by telephone at (805) 692 - 5821; Attention Richard Pimentel. Participants in the Solicitation The directors, executive officers and certain other members of management and employees at CVCY and CWBC may be deemed participants in the solicitation of proxies in favor of the merger from their respective shareholders . Information about the directors and executive officers of CVCY is included in the proxy statement for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 31 , 2023 . Information about the directors and executive officers of CWBC is included in the proxy statement for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on April 17 , 2023 . 3

Materially Accelerates Scale and Profitability Attractive Pro Forma Footprint with Expansion into Highly Sought - After Markets Diversification of Customer Mix and Products Compelling Financial Impact Complementary Cultures with Shared Community Focus $3.6B Pro Forma Assets $2.2B Pro Forma Loans $3.1B Pro Forma Deposits $266M Pro Forma Market Cap (2) 24.0% Pro Forma ’25 ROATCE 1.6% Pro Forma ’25 ROAA (1) Pro forma financials are estimated at close and include the impact of purchase accounting adjustments (2) Market capitalization as of October 10, 2023 Creating the Preeminent Central California Bank 42.5% Pro Forma ’25 EPS Accretion 2.4 Years TBV Earn Back Period CWBC Locations (8) CVCY Locations (20) Key Highlights (1) Sacramento Source: S&P Capital IQ Pro 4 Fresno San Francisco Los Angeles 4.4x Current Price / Pro Forma‘25E EPS Goleta Strategic Rationale

Central Valley Community Bancorp (CVCY) Overview of Central Valley Community Bancorp • Founded in 1980 and headquartered in Fresno, CA • 40+ years serving 15 local communities spanning the Central Valley of California from Visalia to Sacramento • Operates 20 branches spread throughout the Central Valley of California with 241 employees • Pristine credit quality with average NCOs/Loans over the last 10 years of 0.07% CVCY Locations (20) Financial Highlights (1) (1) Financial data shown as of June 30, 2023 (2) CAGR calculated since June 30, 2013 Source: S&P Capital IQ Pro 5 $2.2B $1.3B $2.5B Deposits Gross Loans Total Assets 1.12% 62.0% 3.45% LTM ROAA MRQ Efficiency Ratio MRQ NIM 0.88% 43.5% 57.1% MRQ Cost of Deposits NIB / Deposits Loans / Deposits 11.1% 0.0% 8.5% 10 Year Asset CAGR (2) NPAs / Assets Leverage Ratio

Community West Bancorp (CWBC) Overview of Community West Bancorp • Founded in 1989 and headquartered in Goleta, CA • Operates 8 branches spread across the Central California Coastline with 132 employees • Community West Bancshares Named to American Banker Magazine Top 200 Publicly Traded Community Banks • Pristine credit quality with NPAs/Assets levels at 0.1% CWBC Locations (8) Financial Highlights (1) (1) Financial data shown as of June 30, 2023 (2) CAGR calculated since June 30, 2013 Source: S&P Capital IQ Pro 6 $911.7M $937.1M $1.1B Deposits Gross Loans Total Assets 1.05% 76.3% 3.97% LTM ROAA MRQ Efficiency Ratio MRQ NIM 1.70% 21.5% 102.8% MRQ Cost of Deposits NIB / Deposits Loans / Deposits 7.8% 0.1% 10.4% 10 Year Asset CAGR (2) NPAs / Assets Leverage Ratio

7 • Entities: Central Valley Community Bancorp (CVCY) & Community West Bancshares (CWBC) • 100% Stock Consideration • CVCY to issue shares to CWBC shareholders • Fixed Exchange Ratio: 0.79x Merger Structure & Consideration • Implied deal value per share of $11.15 • Implied aggregate deal value of $99.4M • Price / TBV of 87.2% at announcement • Price / LTM EPS of 8.7x Pricing (1) • 63% CVCY / 37% CWBC Ownership • Daniel Doyle | Chairman (CVCY) • Robert Bartlein | Vice Chairman (CWBC) • 15 Directors: 9 from CVCY / 6 from CWBC • James Kim | CEO (CVCY) • Marty Plourd | President of the Holding Company (CWBC) Pro Forma Leadership & Board of Directors • Fresno, CA • Significant operations to remain in Goleta, CA Headquarters • Community West Bancshares (CWBC) will merge into Central Valley Community Bancorp (CVCY) • Community West Bank will merge into Central Valley Community Bank • Combined Holding Company and bank will be rebranded as Community West Bancshares and Community West Bank • No anticipated branch closings Pro Forma Entity • Subject to shareholder approval by both CVCY and CWBC • Subject to customary regulatory approvals • Expected closing in the 2 nd quarter of 2024 Timing & Approval Transaction Summary (1) Based upon CVCY’s closing stock price of $14.12 as of October 10, 2023

8 Earnings (1) • CVCY consensus earnings of $25.2 million (2024E) with 5% growth for 2025E • CWBC consensus earnings of $10.4 million (2024E) with 8% growth for 2025E Cost Savings • Cost savings equal to approximately 30% of CWBC’s noninterest expense or approximately 12% of combined noninterest expense • $11.8 million in pre - tax cost savings expected in 2025 • 75% expected to be phased - in 2024; 100% phased - in 2025 and thereafter Estimated Merger Costs • $15.0 million in pre - tax transaction expenses • Fully reflected in computation of pro forma tangible book value per share at closing Estimated Marks on Balance Sheet Core Deposit Intangible • Core deposit intangible of 3.00% of CWBC’s estimated core deposits (2) at close • Amortized over 10 years (straight - line) Other • CWBC stock options will be rolled into options in the pro forma company Key Transaction Assumptions (1) Consensus estimates per S&P Capital IQ Pro as of September 30, 2023; 2025 growth rates based on management’s internal estimates (2) Core deposits defined as total deposits less time deposits • $78.7 million (7.8%), accreted over 5 years (SYD) Loan Interest Rate Mark Down: • $13.1 million (1.3% of total loans est. at close), $0.8 million PCD (6.2%), $12.3 million Non - PCD (93.8%) Loan Credit Mark Down: • 100% of ALLL ($12.4 million) Allowance Recapture: • $0.1 million (5.2%), accreted over 10 years (straight - line) HTM Securities Mark Down: • $4.0 million (1.7%), amortized over 2 years (straight - line) Time Deposits Mark Down: • $6.3 million (6.6%), amortized over 2.5 years (straight - line) Borrowings Mark Down: • $1.7 million, accreted over 7 years (straight - line) AOCI:

CVCY 9 CWBC 6 Pro Forma Structure and Leadership Pro Forma Board Leadership Pro Forma Board of Directors • Community West Bancshares will merge into Central Valley Community Bancorp • Upon completion, Central Valley Community Bancorp and Central Valley Community Bank will adopt Community West Bancshares and Community West Bank’s branding • Pro forma company will trade with the ticker symbol CWBC 15 BOD Insider Ownership: ~20% REBRANDING Daniel Doyle Chairman Robert Bartlein Vice Chairman Marty Plourd President & Director James Kim CEO & Director 9

Pro Forma Leadership James Kim CEO Marty Plourd President of Holding Company Shannon Livingston CFO Patrick Luis CCO Joseph Stronks Chief Risk Officer Blaine Lauhon Chief Banking Officer Teresa Gilio Chief Administrative Officer William Fillipin Central Coast Market President 10

1.7% 1.1% 0.9% 8.6% 16.4% 24.0% 0.9% 1.0% 1.6% Compelling Financial Impact Pro Forma Financial Impact vs. Peers (1) ROAA ROATCE MRQ Cost of Deposits 30%+ IRR (2) ~600 bps ROATCE Improvement Pro Forma (1) Peers defined as publicly traded banks headquartered in the Western Region with $2.0B - $5.0B in total assets; NASDAQ - traded (2) IRR calculation assumes 10.0x terminal price/earnings multiple Peer analysis compares first full year 2025E Pro Forma Company against peer consensus 2024E metrics 2.4 TBV Earn Back (Years) ~50 bps ROAA Improvement 42.5% 2025 EPS Accretion $0.96 2025 EPS Accretion Pro Forma Pro Forma Earnings Impact TBV Impact (To CVCY) With Fair Value Interest Rate Marks (18.7%) TBV Dilution (GAAP Basis) Attractive Use of Capital Source: S&P Capital IQ Pro 11 $0.23 2025 EPS Accretion 10.2% 2025 EPS Accretion With Fair Value Interest Rate Marks Without Fair Value Interest Rate Marks Immediate TBV Earnback (Years) Without Fair Value Interest Rate Marks 3.3% TBV Accretion (GAAP Basis)

Estimated Profitability (2) Western Banks with $2B – $5B Total Assets (1) Median Top Quartile (5) 1.02% 0.94% 1.6% ROAA 11.8% 10.0% 24% ROATCE Capital & Liquidity (3) 99.1% 93.8% 70% Loans / Deposits 13.9% 11.9% 10.9% CET1 10.9% 9.5% 8.0% Leverage Ratio 0.28% 0.15% 0.03% NPAs / Assets Market Information (4) ― ― $14.12 Stock Price ― ― $3.21 Pro Forma 2025E EPS 9.0x 8.0x 4.4x Price / Forward EPS (1) Peers defined as publicly traded banks headquartered in the Western Region of the U.S. with $2.0B - $5.0B in total assets; NASDAQ - traded (2) Pro forma company 2025E metrics compared to consensus 2024E metrics for peers (3) Pro forma company at close compared to June 30, 2023 data for peers (4) Market information as of October 10, 2023; Pro forma company 2025E compared to consensus 2024E for peers (5) Top Quartile metrics are the threshold to be in the Top Quartile Top Performing Pro Forma Community Bank Source: S&P Capital IQ Pro 12

# Significant Enhancement to CWBC EPS and Dividends

**Diluted Earnings Per Share (2025E)**



$2.54
102% Accretion
$1.26
CWBC Standalone
CWBC 37% Ownership in Pro Forma

**Earnings Accretion (2025E)**



102%
56%
CWBC With Fair Value Interest Rate Marks
CWBC Without Fair Value Interest Rate Marks

**Dividends Per Share**



$0.38
19% Accretion
$0.32
CWBC Current Annualized Standalone Dividend
CWBC Implied Pro Forma Dividend(1)

(1) Based on CVCY's current annualized dividend of $0.48 per share times 0.79 exchange ratio

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95,921 64,168 71,440 66,852 109,895 79,493 77,422 84,855 85,469 70,818 64,118 102,588 73,503 National Ventura Tulare Stanislaus Santa San Luis Sacramento San Joaquin Placer Merced Madera Fresno El Dorado Barbara Obispo Combined Deposit Market Overview Creates Top 10 Community Bank Under $5B in Assets in California • Pro forma entity will surpass $3 billion in total deposits • Merger will provide opportunity to serve over 7 million residents across pro forma Central California markets • Median 5 - year expected population growth in pro forma markets of 2.56% versus national average of 2.14% and California average of 1.08% Pro Forma Footprint – 2023 County Household Income Source: S&P Capital IQ Pro 14 June 2023 Deposits ($000) ets Branches ommunity Banks Under $5 Billion in Ass Institution California C Rank $3,621,783 8 River City Bank (CA) 1 3,607,293 20 1867 Western Financial Corp. (CA) 2 3,335,753 29 Bank of Marin Bancorp (CA) 3 3,112,230 28 Pro Forma Entity 2,938,839 7 Five Star Bancorp (CA) 4 2,937,459 36 Sierra Bancorp (CA) 5 2,835,923 18 Exchange Bank (Santa Rosa CA) (CA) 6 2,203,580 12 RBB Bancorp (CA) 7 2,200,284 20 Central Valley Community Bncp (CA) 8 2,144,229 31 El Dorado SB FSB (CA) 9 2,041,915 11 PCB Bancorp (CA) 10 911,946 8 Community West Bancshares (CA) 36

Non Int . Bearing 37 . 0 % NOW Accts 9.3% MMDA & Sav 39.3% Time Deposits < $100k 11.6% Time Deposits > $100k 2.7% Non Int . Bearing 21 . 5 % NOW Accts 3.3% MMDA & Sav 49.2% Time Deposits < $100k 23.1% Time Deposits > $100k 2.9% Non Int . Bearing 43 . 5 % NOW Accts 11.8% MMDA & Sav 35.2% Time Deposits < $100k 6.9% Time Deposits > $100k 2.6% 6.3% C&D 1 - 4 Fam 5.9% HELOC 1.4% OwnOcc CRE 13.3% Other CRE 36.6% Multifam 5.5% C&I 5.9% Manufac . Housing 14 . 5 % Consr & Other 10.5% C&D 6.5% 1 - 4 Fam 4.2% HELOC 0.3% OwnOcc CRE 10.4% Other CRE 32.1% Multifam 7.1% C&I 3.3% Manufac . Housing 33 . 6 % Consr & Other 2.6% C&D 1 - 4 Fam 6.2% 7.2% HELOC 2.3% OwnOcc CRE 15.6% Other CRE 40.0% Multifam 4.3% C&I 7.9% Consr & Other 16.6% $1.3B Total Loan Composition Deposit Mix $1.0B Total $2.2B Total MRQ Yield: 5.52% MRQ Yield: 5.53% MRQ Yield: 5.52% Pro Forma $2.2B Total $0.9B Total $3.1B Total Cost of Total Deposits: 0.89% Cost of Total Deposits: 1.63% Cost of Total Deposits: 1.11% Note: Bank level regulatory data shown, except for the manufactured housing segment which was separated from the consumer segment; Data as of June 30, 2023; Pro forma excludes the impact of purchase accounting adjustments Complementary Loan & Deposit Mix Source: S&P Capital IQ Pro 15

# Combination Benefits All Stakeholders

## Shareholders

- Significantly accretive to EPS and profitability metrics
  - 40%+ EPS Accretion(1)
  - Pro Forma ROAA > 1.50% and > 20.0% ROATCE
- Maintains well-capitalized status with enhanced capital generation going forward
- Poised for significant upside trading at 4.4x pro forma 2025 earnings
- Significantly reduces relative size of AOCI to equity: ~40% to ~26%

## Customers

- Increased legal lending limit and deeper product base
- Expanded resources and capabilities to serve community while maintaining community bank levels of service
- Expansion allows for further upgrades in technology offerings and facilities
- No anticipated branch closings

## Employees & Culture

- Similar cultures and experienced leadership
- No overlap between branches will allow the companies to continue to conduct business effectively
- Commitment to small and medium sized businesses

## Community

- Commitment to our roots and the surrounding communities
- Shared history of involvement in the Central California area
- Strong foundation, with both banks established for 25+ years

Central Valley Community Bancorp | Community West Bancshares

(1) Refers to first full year post close EPS in 2025Y

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17 Investment Portfolio Comprehensive Due Diligence • Completed a coordinated comprehensive due diligence review of each company with executives from Central Valley Community Bancorp & Community West Bancshares, along with advisors & consultants • Each party conducted a thorough credit review of the other party completed by internal teams and 3 rd party independent reviewers • Previous M&A experience at both companies provided solid foundation for the due diligence process • Integration management will be overseen by senior executives from both companies • Market conditions have been an important consideration throughout the diligence process Diligence Focus Areas Legal Operations Financial and Accounting Asset Quality Treasury Information Technology Financial Reporting and Analysis Commercial Lending Human Resources Systems Compliance Consumer Lending Thorough Reciprocal Diligence Conducted Interest Rate Risk Balance Sheet Positioning

# Pro Forma Financial Model Details

## Tangible Book Value Per Share Dilution

| | $ in Millions | Millions of Basic Shares | $ per share |
|---|---|---|---|
| **Central Valley Community Bancorp** | | | |
| **CVCY TBV as of June 30, 2023** | **$133.6** | **11.8** | **$11.31** |
| (+) Net Income | 24.9 | | |
| (-) Dividends | (5.7) | | |
| **Standalone CVCY TBV at close (June 30, 2024)** | **$152.8** | **11.8** | **$12.94** |
| **Closing Adjustments & Pro Forma TBV:** | | | |
| **Standalone CVCY TBV at close (June 30, 2024)** | **$152.8** | **11.8** | **$12.94** |
| (+) Stock Consideration to CWBC | 99.4 | 7.0 | |
| (-) Goodwill Created | (13.0) | | |
| (-) CDI Created | (20.9) | | |
| (-) CVCY A-T Transaction Costs | (11.5) | | |
| (-) CECL Adjustments | (8.6) | | |
| **Pro Forma CVCY TBV at close (June 30, 2024)** | **$198.2** | **18.9** | **$10.51** |
| **TBV Dilution to CVCY ($)** | | | **($2.42)** |
| **TBV Dilution to CVCY (%)** | | | **(18.7%)** |
| **TBV Earnback Period** | | | **2.4 Years** |

## 2025 Earnings Per Share Accretion[1]

| | $ in Millions | Millions of Diluted Shares |
|---|---|---|
| CVCY Standalone Net Income | $26.5 | 11.8 |
| CWBC Standalone Net Income | 11.2 | 8.8 |
| **Combined Net Income** | **$37.7** | |
| **After-Tax Transaction Adjustments** | | |
| Cost savings | $8.3 | |
| Opportunity cost of cash | (0.5) | |
| Core deposit intangible amortization | (1.5) | |
| Earnings accretion for loan credit mark | 2.6 | |
| Earnings accretion from target AOCI | 0.2 | |
| Earnings accretion for loan fair value mark | 16.6 | |
| Earnings accretion for HTM securities fair value mark | 0.0 | |
| Amortization from time deposit fair value mark | (1.4) | |
| Amortization from borrowings fair value mark | (1.8) | |
| **Pro Forma CVCY 2025E Net Income** | **$60.3** | **18.9** |
| Standalone CVCY 2025E EPS | $2.25 | |
| **Pro Forma CVCY 2025E EPS** | **$3.21** | |
| **EPS Accretion to CVCY ($)** | **$0.96** | |
| **EPS Accretion to CVCY (%)** | **42.5%** | |

(1) 2025 net income based on management's internal estimates

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Thank You